                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                                NINTH AMENDMENT
          TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT (this "Ninth Amendment") is made and entered into as of August 15, 2006, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").

                                   WITNESSETH:

     WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as
of October 7, 2005, as of November 9, 2005, February 8, 2006, and May 10, 2006, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

     WHEREAS, pursuant to Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005 and that certain Eighth Amendment to, and Waiver under, Amended and Restated Credit Agreement dated as of May 10, 2006), Borrowers agreed to deliver to the Co-Agent, on or prior to June 15, 2006, a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374 (the "Required Landlord Waiver");

     WHEREAS, the Borrowers have failed to deliver the Required Landlord Waiver (the "Landlord Waiver Default");

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Landlord Waiver Default subject to the terms and conditions set forth herein;

     WHEREAS, Section 3 of the Sixth Amendment provides that the waivers under the Security Agreement set forth therein (the "Section 3 Security Agreement Waivers") shall be rescinded and no longer effective if the Required Landlord Waiver is not obtained in compliance with Section 7 of the Sixth Amendment;

     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to extend the Section 3 Security Agreement Waivers subject to the terms and conditions set forth herein; and

     WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

     SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     SECTION 2. WAIVERS UNDER CREDIT AGREEMENT.

     2.01 WAIVER AND AGREEMENT IN CONNECTION WITH LANDLORD WAIVER DEFAULT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby (a) waive the Landlord Waiver Default solely with respect to the failure to deliver the Required Landlord Waiver in accordance with Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005 and that certain Eighth Amendment to, and Waiver under, Amended and Restated Credit Agreement dated as of May 10, 2006) and (b) agree that, notwithstanding Section 3 of the Sixth Amendment, the Section 3 Security Agreement Waivers shall not be rescinded and shall remain effective; provided, that the foregoing waiver and agreement shall be rescinded and no longer effective if Administrative Borrower fails to deliver to the Lenders a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374, on or prior to September 15, 2006.

     SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Ninth Amendment becomes effective in accordance with Section 6 hereof, as follows:

          3.01 AMENDMENT TO SECTION 3.1(C). Section 3.1(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following in lieu thereof: "If the aggregate outstanding principal amount of the Loans exceeds the sum of (a) the result of the sums of clauses
(a)(A), (a)(B) and (a)(C) of the definition of Borrowing Base, plus (b) $23,000,000 on March 31, 2007, then, on such date, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans (on a ratable basis) in an amount equal to such excess."

     3.02 AMENDMENTS TO SECTION 7.24 OF THE CREDIT AGREEMENT. Section 7.24 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

     "7.24 Fixed Charge Coverage Ratio. No Borrower Party shall permit the Consolidated Fixed Charge Coverage Ratio, calculated on a consolidated basis with respect to the Parent and its Subsidiaries, as of the end of each fiscal month for the twelve-month period then ending, to be less than the amount set forth below for the applicable period set forth below:

                 Applicable Ratio                                       Applicable Period
                 ----------------                                       -----------------
0.28 to 1.00                                         For the 12-month period ending April 30, 2007

0.31 to 1.00                                         For the 12-month period ending May 31, 2007

0.47 to 1.00                                         For the 12-month period ending June 30, 2007

A ratio determined by Co-Agent based on the          For each 12-month  period ending on the last day of
projections delivered pursuant to Section            each month thereafter
5.2(g) satisfactory to Co-Agent, unless otherwise
agreed to in writing by Co-Agent and the Borrowers

     3.03 AMENDMENTS TO SECTION 7.25 OF THE CREDIT AGREEMENT. Section 7.25 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

     "7.24 Cash Flow. No Borrower Party shall permit both Cash Receipts and Net Cash Flow, for the monthly periods set forth below, to be less than the respective amounts set forth below for the applicable period set forth below:

  Applicable    Applicable Net
Cash Receipts     Cash Flow                 Applicable Period
-------------   --------------              -----------------
$18,609,000     $(57,238,000)    For the month ending August 31, 2006

$14,595,000     $(40,209,000)    For the month ending September 30, 2006

$26,517,000     $  5,332,000     For the month ending October 31, 2006

$28,767,000     $ 13,017,000     For the month ending November 30, 2006

$26,215,000     $ 13,283,000     For the month ending December 31, 2006

$37,467,000     $ 15,575,000     For the month ending January 31, 2007

$18,068,000     $  2,456,000     For the month ending February 28, 2007

$16,713,000     $  7,811,000     For the month ending March 31, 2007

     3.04 SCHEDULE 7.22. Schedule 7.22 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the Schedule 7.22 attached hereto in lieu thereof.

     3.05 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

          (a) The definition of "Applicable Margin" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          ""Applicable Margin" means (a) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 4.50%, and (b) with respect to LIBOR Rate Loans, 6.50%".

          (b) Clause (a)(D) of the definition of "Borrowing Base" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          ""(D) the sum of


               (i) the lesser of

                    (A) the sum of

                         (I) ten percent (10%) of the Net Amount of Eligible
                    Accounts, plus

                         (II) the sum of (x) twenty-four percent (24%) of the
                    value of the Eligible Landed Inventory, plus (y) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and

                    (B) $16,200,000; plus

               (ii) $26,250,000

          ; provided, that, notwithstanding the foregoing, from and after March 31, 2007, the result of this clause (D) shall not exceed $23,000,000,"

          (c) The following definition of "Cash Disbursements" is hereby inserted in proper alphabetical order:

          ""Cash Disbursements" means, for any period of determination, all cash disbursements (excluding fees paid in cash by Parent and its Subsidiaries to Houlihan Lokey Howard & Zukin and Kroll Inc.) made by Parent and its Subsidiaries during such period."

          (d) The following definition of "Cash Receipts" is hereby inserted in proper alphabetical order:

          ""Cash Receipts" means, for any period of determination, all cash Collections received by Parent and its Subsidiaries during such period."

          (e) The definition of "EBITDA" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          ""EBITDA" means, with respect to any fiscal period of the Borrowers, US Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of US Adjusted Net Earnings from Operations for that fiscal period, (a) interest expenses, (b) Federal, state, local and foreign income taxes, (c) depreciation and amortization (including, without limitation, amortization of restricted stock, stock appreciation rights and similar equity instruments), (d) impairment losses incurred in connection with a restructuring of the U.S. operations in an aggregate amount not to exceed the applicable amount set forth in Schedule E-4 for each applicable period, (e) the aggregate amount of losses resulting from the sale of slow moving or excess Inventory of Borrower Parties during the period from February 6, 2006 through and including August 15, 2006 in an aggregate amount not to exceed $5,000,000; provided, that no amount shall be added back under this clause (e) unless and until the Agent and the Co-Agent shall have received satisfactory documentation (including, without limitation, a certificate signed by an officer of the Parent) evidencing the loss resulting from any such sale and the corresponding deduction in the determination of US Adjusted Net Earnings from Operations; provided, further, that no amount shall be added back under this clause (e) from and after the date that the Borrower Parties shall have received an aggregate amount of $5,000,000 or more in Net Cash Proceeds from (x) the sale or other disposition of assets other than Inventory and/or (y) the issuance of any Debt or shares of Stock, (f) the aggregate amount of losses resulting from the sale of slow moving or excess Inventory of Borrower Parties during the period from August 15, 2006 through and including December 31, 2006 in an aggregate amount not to exceed $6,000,000; provided, that no amount shall be added back under this clause (f) unless and until the Agent and the Co-Agent shall have received satisfactory documentation (including, without limitation, a certificate signed by an officer of the Parent) evidencing the loss resulting from any such sale and the corresponding deduction in the determination of US Adjusted Net Earnings from Operations; provided, further, that no amount shall be added back under this clause (f) from and after the date that the Borrower Parties shall have received an aggregate amount of $6,000,000 or more in Net Cash Proceeds from (x) the sale or other disposition of assets other than Inventory and/or (y) the issuance of any Debt or shares of Stock, and (g) fees paid by Borrowers to Houlihan Lokey Howard & Zukin and Kroll Inc. .

          (f) The definition of "Make-Whole Amount" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          ""Make-Whole Amount" means, as of any date of determination, an amount equal to 5.00% times the Maximum Amount; provided that, in the event of a prepayment of less than the entire outstanding amount of the Term Loans and the Revolving Loans after the commencement of the Exercise of Secured Creditor Remedies (as defined in the Intercreditor Agreement) that results in a permanent reduction of the Maximum Amount and the Commitments pursuant to Section 9(b) of the Intercreditor Agreement, the Make-Whole Amount shall be equal to (x) the Make-Whole Amount, determined as set forth above, times the result of (y) the amount of such prepayment divided by the Maximum Amount (less any prior permanent reductions thereof)."

          (g) The following definition of "Net Cash Flow" is hereby is hereby inserted in proper alphabetical order:

          ""Net Cash Flow" means, for any period of determination, Cash Receipts for such period minus Cash Disbursements for such period."

     SECTION 4. CONSULTANT. Within 7 days after a request by the Co-Agent, Borrowers shall engage a consultant reasonably acceptable to Co-Agent.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Ninth Amendment, the Borrower Parties hereby represent and warrant that:

     5.01 NO DEFAULT. At and as of the date of this Ninth Amendment and after giving effect to this Ninth Amendment, no Default or Event of Default exists.

     5.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Ninth Amendment and both prior to (other than with respect to the Landlord Waiver Default) and after giving effect to this Ninth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

     5.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Ninth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Ninth Amendment and the consummation of the transactions contemplated hereby.

     5.04 NO CONFLICT. Neither the execution and delivery of this Ninth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

     5.05 BINDING EFFECT. This Ninth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 6. CONDITIONS. This Ninth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 6 (such date, the "Effective Date"):

     6.01 EXECUTION OF THE NINTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Ninth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

     6.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 5 hereof shall be true and correct.

     6.03 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

     SECTION 7. MISCELLANEOUS.

     7.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     7.02 NO WAIVER; RESERVATION OF RIGHTS. This Ninth Amendment is limited as specified and the execution, delivery and effectiveness of this Ninth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Ninth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

     7.03 REFERENCES.

          (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Ninth Amendment and (ii) all of the terms and provisions of this Ninth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

          (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof, "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof, "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

     7.04 GOVERNING LAW. THIS NINTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     7.05 SEVERABILITY. The provisions of this Ninth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Ninth Amendment in any jurisdiction.

     7.06 COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Ninth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

     7.07 HEADINGS. Section headings in this Ninth Amendment are included herein for convenience of reference only and shall not constitute a part of this Ninth Amendment for any other purpose.

     7.08 BINDING EFFECT; ASSIGNMENT. This Ninth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Ninth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

     7.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Ninth Amendment and any document required to be furnished herewith.

     7.10 INTEGRATION. This Ninth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:

                                        SALTON, INC., a Delaware corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Senior Vice
                                               President


                                        TOASTMASTER INC., a Missouri corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        SALTON TOASTMASTER LOGISTICS LLC, a
                                        Delaware limited liability company


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        GUARANTORS:

                                        HOME CREATIONS DIRECT, LTD.,
                                        a Delaware corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        SONEX INTERNATIONAL CORPORATION, a
                                        Delaware corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President

                        [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        ICEBOX, LLC, an Illinois limited
                                        liability company


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        FAMILY PRODUCTS INC., a Delaware
                                        corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        SALTON HOLDINGS, INC., a Delaware
                                        corporation


                                        By: /s/ Marc Levenstein
                                            ------------------------------------
                                        Title: Marc Levenstein, Vice President


                                        AGENT, CO-AGENT AND LENDERS:

                                        WELLS FARGO FOOTHILL, INC.
                                        as the Administrative Agent, the
                                        Collateral Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SILVER POINT FINANCE, LLC, as the
                                        Co-Agent, the Documentation Agent, and
                                        the Syndication Agent


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                        [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        ICEBOX, LLC, an Illinois limited
                                        liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        FAMILY PRODUCTS INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SALTON HOLDINGS, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGENT, CO-AGENT AND LENDERS:

                                        WELLS FARGO FOOTHILL, INC.
                                        as the Administrative Agent, the
                                        Collateral Agent and as a Lender


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Its: Vice President


                                        SILVER POINT FINANCE, LLC, as the
                                        Co-Agent, the Documentation Agent, and
                                        the Syndication Agent


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                        [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        ICEBOX, LLC, an Illinois limited
                                        liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        FAMILY PRODUCTS INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SALTON HOLDINGS, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGENT, CO-AGENT AND LENDERS:

                                        WELLS FARGO FOOTHILL, INC.
                                        as the Administrative Agent, the
                                        Collateral Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SILVER POINT FINANCE, LLC, as the
                                        Co-Agent, the Documentation Agent, and
                                        the Syndication Agent


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Its: Authorised Signatory

                        [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        TRS THEBE LLC, as a Lender


                                        By: DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS, ITS SOLE MEMBER


                                        By: DB SERVICES NEW JERSEY, INC.


                                        By: /s/ Deirdre Whorton
                                            ------------------------------------
                                        Its: Assistant Vice President


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Vice President


                                        SPIRET IV LOAN TRUST 2003-A, as a Lender

                                        By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        trustee


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT I, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT II, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT III, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT IV, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                       [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        TRS THEBE LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SPIRET IV LOAN TRUST 2003-A, as a Lender

                                        By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        trustee


                                        By: /s/ Rachel L. Simpson
                                            ------------------------------------
                                        Its: Sr. Financial Services Officer


                                        FIELD POINT I, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT II, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT III, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT IV, LTD., as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                       [SIGNATURE PAGE OF 9TH AMENDMENT]

                                        TRS THEBE LLC, as a Lender


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        SPIRET IV LOAN TRUST 2003-A, as a Lender

                                        By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        trustee


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIELD POINT I, LTD., as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Its: Authorized Signatory


                                        FIELD POINT II, LTD., as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Its: Authorized Signatory


                                        FIELD POINT III, LTD., as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Its: Authorized Signatory


                                        FIELD POINT IV, LTD., as a Lender


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Its: Authorized Signatory

                       [SIGNATURE PAGE OF 9TH AMENDMENT]

                                 SCHEDULE 7.22

                                     EBITDA

Applicable Amount                                                  Applicable Period
-----------------                                                  -----------------
$12,215,000                                          For the 12-month period ending April 30, 2007

$13,590,000                                          For the 12-month period ending May 31, 2007

$22,631,000                                          For the 12-month period ending June 30, 2007

An amount determined by Co-Agent based on the        For each 12-month period ending at the end
projections delivered pursuant to Section 5.2(g)     of each month thereafter
satisfactory to Co-Agent, unless otherwise agreed
to in writing by Co-Agent and the Borrowers